UBS PACESM Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

UBS PACE Intermediate Fixed Income Investments

UBS PACE Strategic Fixed Income Investments

UBS PACE Municipal Fixed Income Investments

UBS PACE Global Fixed Income Investments

UBS PACE High Yield Investments

UBS PACE Large Co Value Equity Investments

UBS PACE Large Co Growth Equity Investments

UBS PACE Small/Medium Co Value Equity Investments

UBS PACE Small/Medium Co Growth Equity Investments

UBS PACE International Equity Investments

UBS PACE International Emerging Markets Equity Investments

UBS PACE Global Real Estate Securities Investments

UBS PACE Alternative Strategies Investments

Supplement to the prospectuses relating to Class A, Class B, Class C, and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") and the Statement of Additional information ("SAI"), each dated November 30, 2006

July 9, 2007

Dear Investor,

The purpose of this supplement is to update information regarding the above named funds ("PACE Funds"). Each of the following changes is discussed in more detail below: (I) the elimination of front-end sales charge waivers for purchases of Class A shares of the PACE Funds through certain financial advisors; (II) clarification

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of the PACE Funds' cover requirements for strategies using derivative instruments; (III) information related to the management team for Fischer Francis Trees & Watts, Inc. ("FFTW") for its segment of UBS PACE Global Fixed Income Investments; and (IV) information related to the merger of The Bank of New York Company, Inc. ("BNY") with Mellon Financial Corporation ("Mellon"), the parent company of Standish Mellon Asset Management Company, LLC ("Standish"), the investment advisor to UBS PACE Municipal Fixed Income Investments.

I.  The elimination of front-end sales charge waivers for purchases of Class A shares of the funds through certain financial advisors—All PACE Funds.

The Board of Trustees ("Board") of UBS PACE Select Advisors Trust (the "Trust") has determined to eliminate front-end sales charge waivers for purchases of Class A shares of the PACE Funds that occur when an investor's account is moved between brokerage firms as a result of the transfer of a financial advisor from a competing brokerage firm to UBS Financial Services Inc.

As a result of this change, the Multi-Class Prospectus dated November 30, 2006 is revised as follows:

The numbered paragraph "11" on page 104 of the Multi-Class Prospectus, and the three bullet-points which follow such paragraph, are deleted in their entirety.

II.  Clarification of cover requirements for strategies using derivative instruments—All PACE Funds.

The Board of the Trust has determined to clarify the cover requirements with respect to those PACE Funds that employ strategies which use derivative instruments.

As a result of this change, the SAI dated November 30, 2006 is revised as follows:

The following will be added as the first through third full paragraphs of page 55 of the SAI:

With respect to futures contracts, a fund will cover its obligations under the futures transactions in which it participates by either (i) holding offsetting positions that appropriately equal the daily market value of the fund's position in the futures contract (less the initial margin and any variation margins deposited with a futures commission merchant); or (ii) accruing such amounts on a daily basis and maintaining segregated assets to cover the futures contract. With respect to a futures contract that is not contractually required to "cash-settle," a fund must cover its open position by maintaining segregated assets equal to the contract's full, notional value. However, the fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying instruments. With respect to a futures contract that is contractually required to "cash-settle," a fund is permitted to maintain segregated assets in an amount equal to the fund's daily marked-to-market (net) obligation (i.e., the fund's daily net liability if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled future contracts, a fund will have the ability to employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts.

A fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the fund's custodian or sub-custodian will place segregated assets in a segregated account of the fund in an amount equal to the contracts' full, notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, the fund's custodian or sub-custodian will place segregated assets in a segregated account of the fund in an amount equal to the net amount owed (the unrealized loss) by the fund.

When a fund enters into a non-deliverable forward transaction, the fund's custodian will maintain segregated assets in an amount not less than the value of the fund's unrealized loss under such non-deliverable forward transaction. If the additional segregated assets decline in value or the amount of the fund's commitment increases because of changes in currency rates, additional cash or securities will be designated as segregated assets on a daily basis so that the value of the account will equal the amount of the fund's unrealized loss under the non-deliverable forward agreement.

III.  Information related to the management team for FFTW—UBS PACE Global Fixed Income Investments.

Richard Williams no longer serves as a member of the FFTW portfolio management team responsible for the fund. However, Anders Joergensen and Vincent Kok have recently become key members of the team. David Marmon, Head of Governments and Multi-Sector Team, continues to serve as the primary portfolio manager for the portion of the fund that FFTW manages.

As a result of these changes, the Multi-Class Prospectus and the Class P Prospectus dated November 30, 2006 are revised as follows:

All references to "Richard Williams" or "Mr. Williams" in the Multi-Class Prospectus and Class P Prospectus are hereby deleted in their entirety.

The sixth full paragraph on page 118 of the Multi-Class Prospectus, and the last paragraph on page 116 of the Class P Prospectus, are revised by replacing the last three sentences with the following:

Key members of the team are Adnan Akant, John Carey, Anders Joergensen and Vincent Kok. Messrs. Akant, Carey, Marmon, and Kok are managing directors of FFTW. Mr. Marmon has held key fund responsibilities since October 2000, Messrs. Akant and Carey have held fund responsibilities since September 2003, and Mr. Joergensen and Mr. Kok assumed fund responsibilities in May 2007.

The seventh full paragraph on page 118 of the Multi-Class Prospectus, and the first full paragraph on page 117 of the Class P Prospectus, are replaced in their entirety with the following:

Mr. Kok joined FFTW in 2007 from State Street Global Advisors, where he served as Head of Fixed Income (August 2001—May 2003) and later as Head of the International Bonds portfolio management group (May 2003—May 2007). He is Deputy Head of the Governments and Multi-Sector Team, which manages global aggregate, global sovereign, international and core portfolios. Mr. Kok is involved in all aspects of the global portfolio management process and is responsible for ongoing process development. He is also a member of the Investment Strategy Group.

Prior to the first full paragraph on page 119 of the Multi-Class Prospectus, and after the third full paragraph on page 117 of the Class P Prospectus, please insert the following:

Mr. Joergensen joined FFTW in 2006 from Nykredit Portfolio Bank in Copenhagen, where he served first as an assistant in the Equity Department (August 2000—August 2003) and then as a portfolio manager covering Euro-denominated investment grade corporate bonds (August 2003—October 2006). He is a member of the Credit and Structured Finance Team and the Investment Strategy Group, and he is also responsible for the management of the Euro corporate component of FFTW's long-only portfolios.

IV.  Information related to the merger of BNY with Mellon—UBS PACE Municipal Fixed Income Investments.

Effective July 1, 2007, BNY and Mellon merged into one company, The Bank of New York Mellon Corporation ("BNY Mellon"). Standish, which was previously a wholly-owned subsidiary of Mellon, has become a wholly-owned subsidiary of BNY Mellon. Standish operates as a stand-alone business within BNY Mellon, and maintains its independence and investment autonomy. The portfolio management team for the fund has not changed.

As a result of this change, the SAI dated November 30, 2006 is revised as follows:

The last sentence of the fifth full paragraph on page 90 of the SAI is replaced with the following:

Standish Mellon is a wholly owned subsidiary of The Bank of New York Mellon Corporation, a global financial services company formed by the merger of Mellon and The Bank of New York Company, Inc. on July 1, 2007.